                                                                   Exhibit 99.18


DEBTOR:  GREAT HAWAIIAN CRUISE LINE, INC.           CASE NUMBER:  01-10975 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached March Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ NICHOLAS J. DAVISON
------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  GREAT HAWAIIAN CRUISE LINE, INC.           CASE NUMBER:  01-10975 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                     CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to March Monthly Operating Report

16-Apr-02                            Summary Of Bank And Investment Accounts                            Attachment 1
10:59 PM                                 Great Hawaiian Cruise Line, Inc.
Summary                                      Case No: 01-10975 (EIK)                                     UNAUDITED
Great Hawaiian Cruise Line, Inc.            For Month Of March, 2002

                                     Balances
                                 -----------------------------     Receipts &          Bank
                                     Opening          Closing      Disbursements       Statements          Account
Account                          As Of 3/01/02    As Of 3/31/02    Included            Included            Reconciled
-------                          -------------    -------------    -------------       ----------          ----------
No Bank Or Investment                   NA               NA            NA                  NA                  NA
Accounts

16-Apr-02                                    Receipts & Disbursements                                   Attachment 2
11:00 PM                                 Great Hawaiian Cruise Line, Inc.
Summary                                      Case No: 01-10975 (EIK)
Great Hawaiian Cruise Line                   For Month Of March, 2002
Attach 2

              No Receipts Or Disbursements Due To No Bank Or Investment Accounts

16-Apr-02                               Concentration & Investment Account Statements                   Attachment 3
11:01 PM                                     Great Hawaiian Cruise Line, Inc.
Summary                                           Case No: 01-10975 (EIK)
Great Hawaiian Cruise Line                        For Month Of March, 2002
Attach 3

              No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                Date: 19-APR-02 08:27:48
INCOME STATEMENT - ATTACHMENT 4                     Page:   1
Current Period: MAR-02

currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                                                         PTD-Actual
                                                          31-Mar-02
                                                    -----------------
Revenue
Gross Revenue                                                   0.00
Allowances                                                      0.00
                                                    -----------------
Net Revenue                                                     0.00

Operating Expenses
Air                                                             0.00
Hotel                                                           0.00
Commissions                                                     0.00
Onboard Expenses                                                0.00
Passenger Expenses                                              0.00
Vessel Expenses                                                 0.00
Layup/Drydock Expense                                           0.00
Vessel Insurance                                                0.00
                                                    -----------------
Total Operating Expenses                                        0.00
                                                    -----------------
Gross Profit                                                    0.00

SG&A Expenses
Sales & Marketing                                               0.00
Start-Up Costs                                                  0.00
                                                    -----------------
Total SG&A Expenses                                             0.00
                                                    -----------------
EBITDA                                                          0.00

Depreciation                                                    0.00
                                                    -----------------
Operating Income                                                0.00

Other Expense/(Income)
Interest Income                                                 0.00
Equity in Earnings for Sub                             (1,903,829.94)
Reorganization expenses                                         0.00
                                                    -----------------
Total Other Expense/(Income)                            1,903,829.94
                                                    -----------------
Net Pretax Income/(Loss)                               (1,903,829.94)

Income Tax Expense                                              0.00
                                                    -----------------
Net Income/(Loss)                                      (1,903,829.94)
                                                    =================

AMCV US SET OF BOOKS                               Date: 18-APR-02 17:04:35
BALANCE SHEET - ATTACHMENT 5                       Page:   1
Current Period: MAR-2

currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                                                YTD-Actual        YTD-Actual
                                                31-Mar-02          22-Oct-01
                                            ---------------     ------------
ASSETS

Cash and Equivalent                                 0.00              0.00

Restricted Cash                                     0.00              0.00

Accounts Receivable                                 0.00              0.00

Inventories                                         0.00              0.00

Prepaid Expenses                                    0.00              0.00

Other Current Assets                                0.00              0.00
                                         ----------------------------------
Total Current Assets                                0.00              0.00


Fixed Assets                                        0.00              0.00

Accumulated Depreciation                            0.00              0.00
                                         ----------------------------------
Net Fixed Assets                                    0.00              0.00


Net Goodwill                                        0.00              0.00

Intercompany Due To/From                  (24,600,692.37)   (24,608,201.70)

Net Deferred Financing Fees                         0.00              0.00

Net Investment in Subsidiaries             40,594,246.79     41,532,108.18

                                         ----------------------------------
Total Other Assets                         15,993,554.42     16,923,906.48
                                         ----------------------------------
Total Assets                               15,993,554.42     16,923,906.48
                                         ==================================

AMCV US SET OF BOOKS                                Date: 18-APR-02 17:04:35
BALANCE SHEET - ATTACHMENT 5                        Page:   2
Current Period: MAR-2

currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                                         YTD-Actual           YTD-Actual
                                         31-Mar-02             22-Oct-01
                                      ---------------      ---------------
LIABILITIES

Accounts Payable                               0.00              0.00

Accrued Liabilities                            0.00              0.00

Deposits                                       0.00              0.00
                                     ---------------------------------
Total Current Liabilities                      0.00              0.00


Long Term Debt                                 0.00              0.00

Other Long Term Liabilities           (1,816,230.95)    (1,816,230.95)
                                     ---------------------------------
Total Liabilities                     (1,816,230.95)    (1,816,230.95)


OTHER

Liabilities Subject to Compromise              0.00              0.00

                                     ---------------------------------
Total Other                                    0.00              0.00


OWNER'S EQUITY

Common Stock                               8,440.25          8,440.25

Add'l Paid In Capital                 76,531,536.87     76,531,536.87

Current Net Income (Loss)             (1,801,595.22)   (11,777,334.92)

Retained Earnings                    (56,928,596.53)   (46,022,504.77)
                                     ---------------------------------
Total Owner's Equity                  17,809,785.37     18,740,137.43
                                     ---------------------------------
Total Liabilities & Equity            15,993,554.42     16,923,906.48
                                     =================================

Great Hawaiian Cruise Line, Inc.                                              ATTACHEMENT 6                           01-10975 (JCA)
                                                                  Summary List of Due To/Due From Accounts
                                                                      For the Month Ended March 31, 2002

                                                               BEGINNING                                               ENDING
AFFILIATE NAME                                  CASE ID #      BALANCE             DEBITS           CREDITS            BALANCE
American Classic Voyages Co.                    01-10954     (3,599,725.67)               -                 -        (3,599,725.67)
AMCV Holdings, Inc.                             01-10973          4,732.64       194,458.42         17,828.84           181,362.22
AMCV Cruise Operations, Inc.                    01-10967         96,655.80                -                 -            96,655.80
The Delta Queen Steamboat Co.                   01-10970           (381.00)               -                 -              (381.00)
Oceanic Ship Co.                                N/A              (1,803.12)               -                 -            (1,803.12)
Great Hawaiian Properties Corporation           01-10971      3,620,821.03                -         21,385.30         3,599,435.73
American Hawaii Properties Corporation          01-10976        (56,709.53)       34,258.86        154,744.70          (177,195.37)
Great Independence Ship Co.                     01-10969    (24,664,282.52)        4,616.79         39,375.23       (24,699,040.96)
                                                             ----------------------------------------------------------------------
                                                            (24,600,692.37)      233,334.07        233,334.07       (24,600,692.37)
                                                             ======================================================================

                        Great Hawaiian Cruise Line, Inc.
                                 01-10975 (EIK)

                            Accounts Receivable Aging
                              As of March 31, 2002

                                  Attachment 7

                                 Not Applicable

                        Great Hawaiian Cruise Line, Inc.
                                 01-10975 (EIK)

                             Accounts Payable Detail
                              As of March 31, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR:  GREAT HAWAIIAN CRUISE LINE, INC.           CASE NUMBER:  01-10975 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MARCH MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.